THIS WARRANT, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE REOFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO (1) REGISTRATION OR
(2) AN OPINION OF COUNSEL FOR THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                                     WARRANT

                               To Purchase 100,000
                            Shares of Common Stock of

                             LIFERATE SYSTEMS, INC.

                                  May 12, 1997


         LifeRate Systems, Inc., a Minnesota corporation (the "Company"), for value received, hereby certifies that Medtronic, Inc., a Minnesota corporation ("Medtronic"), or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company, at any time or from time to time after the date hereof and on or before 11:59 p.m. (Minneapolis, Minnesota time) on May 12, 2002 (the five-year anniversary of the date hereof), up to one hundred thousand (100,000) shares of Common Stock, without par value, of the Company ("Common Stock"), at a purchase price (subject to adjustment in accordance with Section 4 hereof) equal to the lesser of (i) $2.00 per share or (ii) the average price per share of Common Stock (reflecting conversion of any convertible preferred stock) paid by all purchasers of Common Stock in the Next Equity Financing. For these purposes, the "Next Equity Financing" shall mean the Company's receipt in one or more transactions of an aggregate Five Million Dollars ($5,000,000) or more of new cash funds from the sale of Common Stock or securities convertible into Common Stock pursuant to a private placement financing, as described in greater detail in the $1,000,000 Convertible Promissory Note (the "Note") dated May 12, 1997, issued by the Company in favor of Medtronic. The shares issuable upon exercise or conversion of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.

         This Warrant is being issued in connection with the execution and delivery of the Note on the date hereof.

         This Warrant is further subject to the following provisions, terms and conditions:

         1. Exercise of Warrant. This Warrant may be exercised by the Holder, in whole or in part (but not as to any fraction of a share of Common Stock), by surrendering this Warrant, with the Exercise Form attached hereto as Exhibit A completed and duly executed by such Holder or by such Holder's duly authorized attorney, to the Company at its principal office accompanied by payment of the Exercise Price in the form of a cashier's or certified check or wire transfer in the amount of the Exercise Price multiplied by the number of shares as to which the Warrant is being exercised.

         2. Conversion of Warrant.

         (a) In lieu of exercising its rights under Section 1 hereof, the Holder shall also have the right (the "Conversion Right") to convert all or any portion of this Warrant into such number of shares (rounded to the nearest whole share) of Company Common Stock equal to the quotient obtained by dividing (i) the "Aggregate Warrant Spread" as of the close of business on the date the Conversion Right is exercised, by (ii) the "Market Price of the Common Stock" as of the close of business on the date the Conversion Right is exercised. The Conversion Right shall be exercisable at any time or from time to time prior to expiration of this Warrant by surrendering this Warrant with the Conversion Form attached hereto as Exhibit B completed and duly executed by such Holder or by such Holder's duly authorized attorney to the Company at its principal office.

         (b) For purposes of this Section 2, the "Aggregate Warrant Spread" of all or a portion of this Warrant as of a particular date shall equal (i) the Market Price of the Common Stock multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date, minus (ii) the Exercise Price multiplied by the number of shares of Common Stock purchasable upon exercise of all or such portion of this Warrant on such date. For purposes of this Section 2, the "Market Price of the Common Stock" as of a particular date shall equal: (i) if the Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the 10 trading days immediately preceding such date, or (ii) if the Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on the Nasdaq SmallCap Market, then the average of the mid-points between the closing bid and asked prices reported for the 10 trading days immediately preceding such date, or (iii) if the Common Stock is not traded on an exchange, the Nasdaq National Market, or the Nasdaq SmallCap Market but is traded in the local over-the-counter market, then the average of the mid-points between the highest bid and lowest asked quotations for each of the 10 trading days immediately preceding such date.

         3. Effective Date of Exercise or Conversion. Each exercise or conversion of this Warrant shall be deemed effective as of the close of business on the day on which this Warrant is surrendered to the Company as provided in
Section 1 or Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise or conversion shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. Within 10 days after the exercise or conversion of this Warrant in full or in part, the Company will, at its expense, cause to be issued in the name of and delivered to the Holder or such other person as the Holder may (upon payment by such Holder of any applicable transfer taxes) direct: (i) a certificate or certificates for the number of full Warrant Shares to which such Holder is entitled upon such exercise or conversion, and (ii) unless this Warrant has expired, a new Warrant or Warrants (dated the date hereof and in form identical hereto) representing the right to purchase the remaining number of shares of Common Stock, if any, with respect to which this Warrant has not then been exercised or converted.

         4. Adjustments to Exercise Price. The above provisions are subject to the following:

         (a) (i) If the Company shall at anytime after the date of this Warrant subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, then the number of shares of Common Stock for which this Warrant may be exercised as of immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately decreased, in the case of combination, or increased, in the case of subdivision or dividend payable in Common Stock.

              (ii) If the Company shall at anytime after the date of this Warrant subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the Exercise Price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock.

         (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall hereafter have the right to receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company into which this Warrant was immediately theretofore exercisable or convertible, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock into which this Warrant was immediately theretofore exercisable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares purchasable upon exercise or conversion of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets into which, in accordance with the foregoing provisions, such Holder may be entitled to convert this Warrant.

         (c) If at anytime after the date of this Warrant the Company distributes to all holders of Common Stock any assets (excluding ordinary cash dividends), debt securities, or any rights or warrants to purchase debt securities, assets or other securities (including Common Stock), the Exercise Price shall be adjusted in accordance with the formula:

                        E^1 = E x (O x M) - F
                              ---------------
                                   O x M
         where:
                        E^1  =   the adjusted Exercise Price.
                        E    =   the current Exercise Price.
                        M    =   the average market price of Common Stock
                                 for the 30 consecutive trading days
                                 commencing 45 trading days before the record
                                 date mentioned below.
                        O    =   the number of shares of Common Stock
                                 outstanding on the record date mentioned
                                 below.
                        F    =   the fair market value on the record date
                                 of the aggregate of all assets, securities, rights or warrants distributed. The
                                 Company's Board of Directors shall determine the fair market value in the exercise of its reasonable judgment.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

         (d) If at any time after the date of this Warrant the Company issues or sells any shares of Common Stock (other than dividends payable in shares of Common Stock) or any options, warrants, convertible securities and other rights to subscribe to or otherwise acquire Common Stock (such rights referred to as "Options") for a consideration per share less than the Exercise Price then in effect, then the Exercise Price in effect immediately prior to such issuance or sale shall be reduced so as to equal such per share consideration. If the Exercise Price is adjusted as the result of the issuance of any Options, no further adjustments of such Exercise Price shall be made at the time of the exercise or conversion of such Options. The consideration per share for any issuance of Common Stock or Options shall equal a fraction, the numerator of which is equal to the sum of (i) the total amount received or receivable by the Company as consideration for such issuance, plus (ii) the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise, conversion or exchange of any Options included in such issuance, and the denominator of which is equal to the total number of shares of Common Stock issued, or issuable upon the exercise, conversion or exchange of Options issued, in such issuance. If the Company issues or sells any shares of Common Stock or any Options for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Company.

         (e) Notwithstanding Section 4(d) above, no adjustment of the Exercise Price shall be made pursuant to Section 4(d) above as a result of issuances, sales or grants of: (i) up to 332,395 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issuable upon exercise of Warrants outstanding on the date hereof; (ii) shares issued upon the conversion of the Convertible Subordinated Note, dated March 28, 1997, in the principal amount of $2,250,000, issued by the Company to The Atlanta Cardiology Group, P.C.; (iii) shares issuable upon the exercise of the Non-Statutory Stock Option Agreement, dated as of March 4, 1997, between the Company and APF LLC covering 550,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends, other recapitalization of the Common Stock, or antidilution adjustments set forth in such option); (iv) shares issuable pursuant to the Company's Employee Stock Purchase Plan, as may be amended from time to time by the Company's Board of Directors; (v) securities issued for the acquisition of another corporation by the Company by merger, purchase of substantially all the assets of such corporation or another reorganization resulting in the ownership by the Company of not less than a majority of the voting power of such corporation; (vi) options to purchase not more than 750,000 shares of Common Stock (subject to adjustment in the event of any stock splits, stock dividends or other recapitalization of the Common Stock) issued to employees of or consultants to the Company pursuant to the Company's 1993 Stock Option Plan (and the Common Stock issuable upon exercise thereof); (vii) securities issued as a result of any stock split, stock dividend or reclassification of Common Stock, distributable on a pro rata basis to all holders of Common Stock; or (viii) shares of Common Stock issued in the Next Equity Financing or to Medtronic pursuant to the Note.

         (f) Upon any adjustment of the Exercise Price, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares for which this Warrant may be exercised, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of common stock and shall also include any capital stock of any class of the Company hereafter authorized that shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company unless and until exercised or converted pursuant to the provisions hereof.

         7. Exercise or Transfer of Warrant or Resale of Common Stock. The Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, in whole or in part, or transferring any shares of Common Stock issued upon the exercise or conversion hereof, of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Such notice shall include an opinion of counsel reasonably satisfactory to the

Company that (i) the proposed exercise or transfer may be effected without registration or qualification under the Securities Act of 1933, as amended (the "Act") and any applicable state securities or blue sky laws, or (ii) the proposed exercise or transfer has been registered under such laws. Upon delivering such notice, such Holder shall be entitled to transfer this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend may be endorsed on the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company to prevent further transfer that would be in violation of Section 5 of the Act and applicable state securities or blue sky laws.

         If in the opinion of counsel to the Company or other counsel reasonably acceptable to the Company the proposed transfer or disposition of this Warrant or the Warrant Shares described in the written notice given pursuant to this
Section 7 may not be effected without registration of this Warrant or the Warrant Shares, the Company shall promptly give written notice thereof to the Holder within 10 days after the Company receives such notice, and such holder will limit its activities in respect to such as, in the opinion of such counsel, is permitted by law.

         8. Covenants of the Company. The Company covenants and agrees that all shares that may be issued upon conversion of this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized, and reserved for the purpose of issue upon exercise hereof, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

         9. Certain Notices. The Holder shall be entitled to receive from the Company immediately upon declaration thereof and at least 30 days prior to the record date for determination of shareholders entitled thereto or to vote thereon (or if no record date is set, prior to the event), written notice of any event that could require an adjustment pursuant to Section 4 hereof or of the dissolution or liquidation of the Company. All notices hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to Holder to:

         Medtronic, Inc.
         Corporate Center
         7000 Central Avenue N.E.
         Minneapolis, MN  55432
         Attention:  General Counsel
         FAX (612) 572-5459

with a copy to:

         Medtronic, Inc.
         Corporate Center
         7000 Central Avenue N.E.
         Minneapolis, MN  55432
         Attention: Vice President Corporate Development and
           Associate General Counsel
         FAX (612) 572-5404

if to the Company to:

         LifeRate Systems, Inc.
         7210 Metro Boulevard
         Edina, Minnesota 55439
         Attention:  Chief Executive Officer
         FAX (612) 844-0797

         Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

         10. Registration Rights. The Holders of this Warrant and the Warrant Shares are entitled to the benefits of all of the terms, provisions and conditions of Article 8 of that certain Investment Agreement dated December 26, 1995, which is hereby amended if and to the extent necessary to include this Warrant and the Warrant Shares within the definition of "Registrable Securities" thereunder.

         11. Miscellaneous.

         (a) No amendment, modification or waiver of any provision of this Warrant shall be effective unless the same shall be in writing and signed by the holder hereof.

         (b) This Warrant shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its authorized officers and dated as of the date stated above.


                                            LIFERATE SYSTEMS, INC.

                                            By /s/ William W. Chorske
                                               ---------------------------------
                                               Its Chairman
                                                   -----------------------------

ATTEST: /s/ John R. Goodrich
        ----------------------------------

                                                                       Exhibit A

NOTICE OF EXERCISE OF WARRANT -- To Be Executed by the Registered Holder in
                                 Order to Exercise the Warrant

         The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase, for cash pursuant to Section 1 thereof, ________________ shares of Common Stock issuable upon the exercise of such Warrant. The undersigned requests that certificates for such shares be issued in the name of __________________________________. If this Warrant is not fully exercised, the undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable hereunder be issued in the name of
__________________________________.



Date:  _________________, ______           _____________________________________
                                               [name of registered Holder]

                                           _____________________________________
                                               [signature]

                                           _____________________________________
                                               [street address]
                                           _____________________________________
                                               [city, state, zip]
                                           _____________________________________
                                               [tax identification number]

                                                                       Exhibit B

NOTICE OF CONVERSION OF WARRANT -- To Be Executed by the Registered Holder in
                                   Order to Convert the Warrant on a
                                   Cashless Basis

         The undersigned hereby irrevocably elects to convert, on a cashless basis, a total of ______________ shares of Common Stock otherwise purchasable upon exercise of the attached Warrant into such lesser number of shares of Common Stock as determined by Section 2 of the Warrant. The undersigned requests that certificates for such shares be issued in the name of __________________________________. If this Warrant is not fully converted, the undersigned requests that a new Warrant to purchase the balance of shares remaining purchasable hereunder be issued in the name of
________________________________.



Date:  _________________, ______           _____________________________________
                                               [name of registered Holder]

                                           _____________________________________
                                               [signature]

                                           _____________________________________
                                               [street address]
                                           _____________________________________
                                               [city, state, zip]
                                           _____________________________________
                                               [tax identification number]